Subsequent events	12 Months Ended
Mar. 31, 2026
Subsequent Events [Abstract]
Subsequent events	Subsequent events
Provide Holdings Inc.
On April 28, 2026, the Company sold all of the issued and outstanding capital stock of Provide Holdings Inc., which includes the Company's Upserve U.S. hospitality product line, to an affiliate of Skyview Equity ("Skyview") for $44,000 in cash and up to $37,000 in contingent consideration. For the $44,000 of cash, $20,000 was paid upon closing, and $22,000 is due to be paid within 90 days of closing and is evidenced by a senior secured bridge promissory note, which includes options to extend for up to two additional 30-day periods, each subject to certain conditions being satisfied including payment of an extension fee. The remaining $2,000 of cash consideration is due to be paid within 9 months of closing. The contingent consideration of up to $37,000 shall be paid over two measurement periods ending March 31, 2027 and March 31, 2028 based on the achievement of EBITDA targets as defined in the purchase agreement. In connection with the transaction, the parties entered into transition services agreements at closing to facilitate the orderly transition of operations. At the time of filing, the accounting for this divestiture is incomplete. The carrying amount of net assets derecognized at the disposal date, the fair value of the contingent consideration asset, and the resulting gain or loss on sale have not yet been finalized.
Normal Course Issuer Bid
The TSX and the Board approved the renewal of the Company's NCIB (the "2026 NCIB") for the Company to purchase at its discretion for cancellation up to 8,478,469 Subordinate Voting Shares of the Company, representing approximately 10% of the Company's "public float" (as defined in the TSX Company Manual) of Subordinate Voting Shares issued as at May 11, 2026, over the twelve-month period commencing on May 25, 2026 and ending no later than May 24, 2027. Any Subordinate Voting Share purchased under the 2026 NCIB will be cancelled.
Under the 2026 NCIB, other than purchases made under block purchase exemptions, the Company is allowed, subject to applicable securities laws, to purchase daily, through the facilities of the TSX, a maximum of 172,996 Subordinate Voting Shares representing 25% of the average daily trading volume of 691,987 Subordinate Voting Shares, as calculated per the TSX rules for the six-month period ended on April 30, 2026.
In connection with the 2026 NCIB, the Company also entered into an ASPP under which a designated broker may purchase Subordinate Voting Shares at times when the Company would ordinarily not be permitted to purchase its Subordinate Voting Shares due to regulatory restrictions and customary self-imposed blackout periods. Any repurchases made under the ASPP will be made in accordance with certain purchasing parameters.